Harbor Convertible Securities Fund

Retirement Class HNCVX
Institutional Class HACSX
Administrative Class HRCSX
Investor Class HICSX

Summary Prospectus – March 1, 2025
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2025, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks to maximize total returns (i.e., current income and capital appreciation).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.44%	0.52%	0.52%	0.62%
Total Annual Fund Operating Expenses	0.94%	1.02%	1.27%	1.37%
Expense Reimbursement[2]	(0.31)%	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.63%	0.71%	0.96%	1.06%
1 Restated to reflect current fees for the Investor Class.
2  The Advisor has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.63%, 0.71%, 0.96%, and 1.06% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2026. Only the Fund’s Board of Trustees may modify or terminate these agreements.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$64	$269	$490	$1,126
Institutional	$73	$294	$533	$1,220
Administrative	$98	$372	$667	$1,507
Investor	$108	$403	$720	$1,619
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of convertible securities.
Convertible securities are “hybrid” securities that possess both fixed income and equity characteristics. These convertible securities include corporate bonds; and preferred stocks that are convertible into common stock or its equivalent value. A convertible security generally performs more like a common stock when the price of the underlying stock is closer to or above the conversion price because it is more likely that the convertible security will be converted into stock. A convertible security generally performs more like a bond when the price of the underlying stock is well below the conversion price because it is more likely that the convertible security will mature without being converted. While the Fund has broad discretion to invest in all types of convertible securities, the Fund primarily invests in convertible bonds, which may be unrated, or may have ratings assigned by credit rating agencies, including below investment-grade ratings (known as “junk bonds”). To assess the quality of unrated securities, the Subadviser evaluates an issuer’s probability of default using a proprietary default probability model that considers multiple variables, including capital structure of the firm, asset volatility, and annual cash outflows of interest and dividend payments. The Fund invests primarily in U.S. dollar denominated securities, including those of foreign issuers; however, the Fund may invest in securities denominated in other currencies.
The Subadvisor follows a structured investment process based on the testing of investment hypotheses using historical data. The Subadvisor’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadvisor’s portfolio management team retains discretion with respect to all investment decisions. The Subadvisor generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Insights are a means to express isolated drivers of returns that the Subadvisor believes are likely to generate excess returns over time.
Using historical market data, the Subadvisor back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. Insights are weighted in the Subadvisor’s models according to their deemed strength in predicting returns, as determined by the Subadvisor through this testing process. In managing the Fund, the Subadvisor

Summary Prospectus
Harbor Convertible Securities Fund

will rely on insights that seek to target company specific risk, which form the basis of security selection decisions and assess metrics such as company strength, company outlook, and valuation. The Subadvisor’s models consider data from multiple sources, including issuer specific information such as company cash flow, default risk, earnings expectations, and price volatility.
The Subadvisor expects that a majority of the Fund’s total returns in excess of that of the Fund’s benchmark will be generated from security selection of convertible securities. The Subadvisor’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs. The Subadvisor measures risk at the portfolio level and on each instrument. The Subadvisor conducts performance measurement to seek to validate the accuracy of the investment process with the aim of achieving continuous improvement over time.
Duration/Maturity: Although duration may be one of the characteristics considered in security selection, the Fund does not focus on securities with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.
Credit Quality: The Fund invests primarily in convertible securities, which may be unrated, or may have ratings assigned by credit rating agencies, including below investment-grade ratings. The Subadvisor does not target a given weighted average portfolio quality; this varies from time to time, depending on the level of assets allocated to such securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Convertible securities fluctuate in price in response to various factors, including changes in interest rates, changes in the price of equity securities, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Convertible Securities Risk: Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities are subject to risks associated with debt instruments, including interest rate and credit risk. The values of convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to many of the same risks as investing in common stock. Convertible securities generally tend to be of lower credit quality. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Convertible securities are generally junior to the company’s non-convertible debt so the company would normally have to pay interest on its nonconvertible debt before interest can be paid on the convertible securities. Credit risk may be higher for the Fund because it invests primarily in convertible securities of companies with debt rated below investment-grade.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests primarily in below investment-grade convertible securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Interest Rate Risk: As interest rates rise, the values of convertible securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Convertible securities are normally much more sensitive to interest rate changes when they are valued

Summary Prospectus
Harbor Convertible Securities Fund

more like the company’s bonds than the company’s common stock, such as when the conversion price for the convertible security is well above the common stock price. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its convertible securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Liquidity Risk: The market for convertible securities is less liquid than the market for non-convertible corporate bonds. The Fund may at times have greater difficulty buying or selling specific convertible securities at prices the Subadvisor believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Effective March 1, 2023, BlueCove Limited (“BlueCove”) became the Fund’s Subadvisor. Performance prior to that date is not attributable to BlueCove.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compare to a broad measure of market performance and additional indexes over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	23.06%	Q2 2020
Worst Quarter	-13.17%	Q1 2020

Summary Prospectus
Harbor Convertible Securities Fund

Average Annual Total Returns — As of December 31, 2024

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Convertible Securities Fund
Retirement Class* Before Taxes	12.88%	7.51%	6.84%	6.39%	03-01-2016
Institutional Class Before Taxes	12.90%	7.44%	6.76%	6.34%	05-01-2011
After Taxes on Distributions	11.33%	5.18%	4.59%	N/A
After Taxes on Distributions and Sale of Fund Shares	7.68%	4.99%	4.42%	N/A
Administrative Class Before Taxes	12.54%	7.07%	6.44%	6.03%	05-01-2011
Investor Class Before Taxes	12.35%	7.03%	6.37%	5.95%	05-01-2011
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index^	1.25%	-0.33%	1.35%	2.00%
ICE BofA U.S. Convertible Ex Mandatory^^	10.73%	9.91%	9.57%	9.61%
ICE BofA U.S. Convertible Bond Index^^	11.14%	9.66%	9.07%	9.17%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares. This index represents a broad measure of market performance.
^^Since Inception return based on the inception date of the Institutional Class shares. The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
BlueCove Limited (“BlueCove”) has subadvised the Fund since March 2023.

Portfolio Managers
BlueCove employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper and Mr. Thomas are jointly responsible for managing the Fund.
Benjamin Brodsky, CFA BlueCove Limited
Mr. Brodsky is Chief Investment Officer of BlueCove and has managed the Fund since 2023.
Michael Harper, CFA BlueCove Limited
Mr. Harper is Head of Portfolio Management of BlueCove and has managed the Fund since 2023.
Benoy Thomas, CFA BlueCove Limited
Mr. Thomas is Head of Credit of BlueCove and has managed the Fund since 2023.

Summary Prospectus
Harbor Convertible Securities Fund

Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborcapital.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$1,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$1,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$1,000	N/A	$1,000
1  There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund, the Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
HARBOR CONVERTIBLE SECURITIES FUND
March 1, 2025
Retirement Class	Institutional Class	Administrative Class	Investor Class

HNCVX	HACSX	HRCSX	HICSX

HF.SP.CS.0325
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302